UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2022
__________________________________________
NUVASIVE, INC.
(Exact name of registrant as specified in its charter)
__________________________________________

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
12101 Airport Way, Broomfield, Colorado 80021
(Address of principal executive offices) (Zip Code)
(800) 455-1476
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
__________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NUVA	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On November 9, 2022, NuVasive, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2022. A copy of this press release is furnished as Exhibit 99.1 to this Current Report.
Item 7.01    Regulation FD Disclosure.
During a conference call scheduled to be held at 1:30 p.m. Pacific Time on November 9, 2022, the Company’s Chief Executive Officer and Chief Financial Officer will discuss the Company’s results for the quarter ended September 30, 2022 and the Company’s outlook for the year ending December 31, 2022.
The information contained in this Current Report and the Exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release issued by NuVasive, Inc. on November 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: November 9, 2022	/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Executive Vice President and Chief Financial Officer